SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO TARGET DATE RETIREMENT FUNDS
For the Wells Fargo Dynamic Target Today Fund
Wells Fargo Dynamic Target 2015 Fund
Wells Fargo Dynamic Target 2020 Fund
Wells Fargo Dynamic Target 2025 Fund
Wells Fargo Dynamic Target 2030 Fund
Wells Fargo Dynamic Target 2035 Fund
Wells Fargo Dynamic Target 2040 Fund
Wells Fargo Dynamic Target 2045 Fund
Wells Fargo Dynamic Target 2050 Fund
Wells Fargo Dynamic Target 2055 Fund
Wells Fargo Dynamic Target 2060 Fund
(each a “Fund”, together the “Funds”)

At a meeting held on June 1, 2021, the Board of Trustees of Wells Fargo Funds Trust (the “Trust”) unanimously approved changes to each Fund’s management fees and sub-advisory fees, contingent upon the merger of the Wells Fargo Target Date Retirement Funds into the Funds (the “Merger”). The Merger is currently expected to occur in October 2021 and is subject to certain conditions.

Should the Merger occur, the information with respect to the Fund in the management fee table in the section entitled “Manager and Class-Level Administrator” will be replaced with the following:

Fund	Management Fee
All Funds	First $5B Next $5B Over $10B	0.10% 0.09% 0.08%

The information with respect to the Funds in the sub-advisory fee table in the section entitled “Sub-Advisers” will be replaced with the following:

Fund	Sub-Advisory Fee
All Funds	First $200M Next $300M Over $500M	0.05% 0.04% 0.03%

July 1, 2021